American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2015 Portfolio
October 31, 2022

One Choice Blend+ 2015 Portfolio - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 46.5%
Avantis Core Fixed Income Fund G Class	126,426	1,022,787
Avantis Short-Term Fixed Income Fund G Class	25,656	234,240
High Income Fund G Class	17,816	142,883
Inflation-Adjusted Bond Fund G Class	16,677	183,115
Short Duration Inflation Protection Bond Fund G Class	22,393	235,352
		1,818,377
Domestic Equity Funds — 30.4%
American Century Low Volatility ETF	4,806	201,032
Avantis U.S. Equity Fund G Class	25,777	342,840
Avantis U.S. Small Cap Value Fund G Class	2,480	36,698
Focused Dynamic Growth Fund G Class	5,388	213,786
Focused Large Cap Value Fund G Class	27,843	275,366
Heritage Fund G Class	831	17,711
Mid Cap Value Fund G Class	4,221	67,490
Small Cap Growth Fund G Class	1,855	33,981
		1,188,904
International Fixed Income Funds — 13.0%
Emerging Markets Debt Fund G Class	5,720	47,074
Global Bond Fund G Class	52,753	460,005
		507,079
International Equity Funds — 10.1%
Avantis International Equity Fund G Class	17,968	168,715
Focused International Growth Fund G Class	6,326	88,051
Global Real Estate Fund G Class	3,305	36,259
Non-U.S. Intrinsic Value Fund G Class	13,296	104,376
		397,401
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,339,481)		3,911,761
OTHER ASSETS AND LIABILITIES†		(38)
TOTAL NET ASSETS — 100.0%		$3,911,723

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$1,095	$56	$35	$(93)	$1,023	126	$(6)	$8
Avantis Short-Term Fixed Income Fund	245	3	6	(8)	234	26	—	1
High Income Fund	151	2	3	(7)	143	18	—	2
Inflation-Adjusted Bond Fund	199	—	—	(16)	183	17	—	—
Short Duration Inflation Protection Bond Fund	246	1	2	(10)	235	22	—	—
American Century Low Volatility ETF	211	—	5	(5)	201	5	—	1
Avantis U.S. Equity Fund	362	6	18	(7)	343	26	(2)	—
Avantis U.S. Small Cap Value Fund	37	—	—	—	37	2	—	—
Focused Dynamic Growth Fund	242	15	28	(15)	214	5	(5)	—
Focused Large Cap Value Fund	282	3	8	(2)	275	28	(1)	2
Heritage Fund	20	—	2	—	18	1	—	—
Mid Cap Value Fund	70	—	1	(1)	68	4	—	—
Small Cap Growth Fund	37	—	3	—	34	2	(1)	—
Emerging Markets Debt Fund	50	1	1	(3)	47	6	—	—
Global Bond Fund	495	12	13	(34)	460	53	(2)	3
Avantis International Equity Fund	186	3	4	(16)	169	18	(1)	—
Focused International Growth Fund	101	2	4	(11)	88	6	(1)	—
Global Real Estate Fund	43	—	1	(6)	36	3	—	—
Non-U.S. Intrinsic Value Fund	116	—	1	(11)	104	13	—	—
	$4,188	$104	$135	$(245)	$3,912	381	$(19)	$17
(1)Underlying fund investments represent G Class, except American Century Low Volatility ETF.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.